UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2016

Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (540) 984-4141

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On May 6, 2016, as previously announced in a Current Report on Form 8-K, Shenandoah Telecommunications Company (“Shentel” or the “Company”) completed the previously announced acquisition of NTELOS Holdings Corp. (“nTelos”).  Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 10, 2015, among the Company, nTelos and Gridiron Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into nTelos, with nTelos becoming a direct, wholly-owned subsidiary of the Company (the “Merger”).

This Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by the Company under Items 1.01, 1.02, 2.01, 2.03 and 9.01 on May 6, 2016 (the “Initial Report”).  Specifically, Amendment No. 1 is being filed to amend Item 9.01 of the Initial Report to provide certain financial statements of nTelos and certain unaudited pro forma combined financial information required under Item 9.01, which were excluded from the Initial Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of nTelos as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of nTelos as of and for the three months ended March 31, 2016, as well as the accompanying notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial information that give effect to the Merger and other related pro forma events, including the unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2016, and the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2015, and the three months ended March 31, 2016, and the notes related thereto, are attached as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

2

(d)	Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of nTelos.

99.1
Audited consolidated financial statements of nTelos as of December 31, 2015 and 2014, and for each of the years in the three-year period ended December 31, 2015, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by nTelos with the Securities and Exchange Commission on March 14, 2016 (File No. 000-51798)).

99.2
Unaudited condensed consolidated financial statements of nTelos as of and for the three months ended March 31, 2016, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by nTelos with the Securities and Exchange Commission on May 16, 2016 (File No. 000-51798)).

99.3
Unaudited pro forma condensed combined consolidated financial information, including the unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2016, and the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2015, and the three months ended March 31, 2016, and the notes related thereto.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY
(Registrant)

July 18, 2016	/s/ Adele M. Skolits
Adele M. Skolits
Vice President - Finance and
Chief Financial Officer
(Duly Authorized Officer)

4